Intangible Assets, Net (Details) - Schedule of estimated future amortization expense	Jun. 30, 2023 USD ($)
Schedule Of Estimated Future Amortization Expense Abstract
2024	$ 10,294
2025	10,294
2026	10,294
2027	450
Total	$ 31,332